As filed with the Securities and Exchange Commission on May 1, 2003.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Post-Effective Amendment No. 67           |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940            |X|
                                Amendment No. 69
                        (Check Appropriate box or boxes)

                          -----------------------------

                             NORTH TRACK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

           250 EAST WISCONSIN AVENUE, SUITE 2000
           MILWAUKEE, WISCONSIN                                  53202
           (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 978-6400

                               Robert J. Tuszynski
                                    President
                             North Track Funds, Inc.
                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

              It is proposed that this filing will become effective
                            (check appropriate box):
             |X| immediately upon filing pursuant to paragraph (b)
             |_| on [date] pursuant to paragraph (b)
             |_| 60 days after filing pursuant to paragraph (a)(1) |_| on [date] pursuant to paragraph (a)(1)
             |_| 75 days after filing pursuant to paragraph (a)(2) |_| on [date] pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following box:
             |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             NORTH TRACK FUNDS, INC.
                            WISCONSIN TAX-EXEMPT FUND

         This Prospectus has information you should know before you decide to invest in the Wisconsin Tax-Exempt Fund, a mutual fund series of North Track Funds, Inc. ("North Track"). North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor of the Fund. The Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. The Fund is a non-diversified mutual fund. This means that the Fund may invest significant portions of its assets in bonds issued or guaranteed by a single business, agency or enterprise.

         This Prospectus describes shares available in the Wisconsin Tax-Exempt Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment risks and strategies, Fund management, buying and selling shares and other information about the Fund.

================================================================================

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

================================================================================

THE DATE OF THIS PROSPECTUS IS MAY 1, 2003.

                                 QUICK REFERENCE


RISK/RETURN INFORMATION:

Specific investment objectives, strategies, risks,
   expenses and performance information.......................................3
Additional investment practices and strategies
   of the Fund and associated risks..........................................10

MANAGEMENT:

Investment Advisor...........................................................15
Portfolio Management.........................................................15

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales
   charges and combined purchase programs)...................................16
How to redeem Fund shares....................................................26
How to exchange with other North Track Funds.................................29
How to begin a systematic investment plan....................................32
How to begin a systematic withdrawal plan....................................32

          RISK/RETURN INFORMATION; INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

         The Wisconsin Tax-Exempt Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

INVESTMENT STRATEGY AND PROGRAM

         INVESTMENT PROGRAM. The Fund attempts to achieve its objective by investing primarily in municipal bonds and other debt securities that pay interest which is exempt from federal income tax and Wisconsin personal income tax. Under normal market conditions, the Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities (including territories and possessions of the United States and their political subdivisions and public authorities, and sovereign nations located within the territorial boundaries of the United States).

         As a matter of fundamental policy, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt from federal and Wisconsin personal income taxes and also is exempt from federal and applicable state alternative minimum taxes. The Fund generally strives to invest all of its assets in this fashion.

         TAX EXEMPT OBLIGATIONS. We use the term "Tax Exempt Obligations" to refer to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and sovereign nations within the territorial boundaries of the United States. These entities issue (sell) Tax Exempt Obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax Exempt Obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. A municipality also sometimes issues short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

         Only limited categories of Tax Exempt Obligations are exempt from Wisconsin personal income taxes. These include:

         o        Higher education bonds issued by the State of Wisconsin

         o Public housing authority bonds issued by Wisconsin municipalities

         o Redevelopment authority bonds issued by Wisconsin municipalities

         o Certain bonds issued by the Wisconsin Housing and Economic Development Authority

         o        Wisconsin Housing Finance Authority Bonds

         o Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

         o Certain public housing agency bonds issued by agencies located outside of Wisconsin

         Because of these limited categories of double tax exempt bonds, the Fund may not always be able to invest its assets in Tax Exempt Obligations issued in Wisconsin. When the Advisor is unable to find a sufficient supply of qualifying Tax Exempt Obligations issued in Wisconsin, the Advisor may invest more than 25% of the Fund's assets in securities of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities. The income from such securities is exempt from federal and Wisconsin personal income taxes.

         CREDIT QUALITY OF TAX EXEMPT OBLIGATIONS. The Fund invests primarily in Tax Exempt Obligations that are rated investment grade at the time of purchase (i.e., rated "Baa" or higher by Moody's Investors Service, Inc. or "BBB-" or higher by Standard & Poor's Ratings Services). The Fund also may invest in unrated Tax Exempt Obligations that the Advisor determines, at the time of purchase, are of comparable quality to investment grade securities.

         The Fund may invest up to 20% of its assets in Tax Exempt Obligations that are rated below investment grade, provided that the Fund may not invest in bonds rated below "B" by Moody's or Standard & Poor's or, if unrated, that the Advisor determines to be of comparable quality. These below investment grade bonds (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than is the case for higher rated bonds. We discuss these risks in more detail under the subsection of this Prospectus titled "Principal Investment Risks - Junk Bond Risks."

         It is possible that, after the Fund purchases a Tax Exempt Obligation which meets its credit quality standards, Moody's or Standard & Poor's may downgrade the bond, or the Advisor may reassess its view of the issuer's credit quality. The Advisor will consider such an event in determining whether the Fund should continue to hold the bond, but will not automatically dispose of the bond solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund's total assets to be invested in Tax Exempt Obligations that do not meet the Fund's minimum credit standards, then the Advisor promptly will sell some of the downgraded Tax Exempt Obligations so that less than 5% of the Fund's total assets are invested in such bonds.

         In analyzing rated and unrated Tax Exempt Obligations, the Advisor obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower's payment obligations). The Advisor also considers various qualitative factors and trends that affect

Tax Exempt Obligations generally. A significant portion of the credit ratings of the Tax Exempt Obligations held by the Fund are enhanced by insurance.

PRINCIPAL INVESTMENT RISKS

         You assume risk when you purchase shares of the Fund, and you could lose money. Money you invest in the Fund is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. As with any mutual fund, the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund's shares and their yield will increase and decrease over time, primarily in response to interest rate fluctuations.

         MARKET RISK. The Fund is subject to market risk, which is the possibility that the Fund's Tax Exempt Obligations will decline in value. Factors that potentially could cause such a decline include: (1) an increase in interest rates; (2) adverse changes in supply and demand for Tax Exempt Obligations because of market, sector, industry or political factors or because of possible changes in relevant laws; or (3) the unavailability or inaccuracy of key information about a particular Tax Exempt Obligation, its issuer or the market in which it trades. The market values of longer maturity bonds tend to vary more with changes in interest rates than is the case for bonds of shorter maturities. Because, under normal market conditions, the Fund's bonds are of fairly long maturities (averaging between 15 and 25 years on a dollar weighted basis), the value of the Fund's shares could be volatile in a changing interest rate environment.

         CREDIT RISK. The Fund is also subject to credit risk, which is the possibility that the borrower of bond proceeds, or its guarantor, will not be able to make timely principal and interest payments. The creditworthiness of borrowers could deteriorate because of: (1) general economic conditions; (2) adverse developments that affect the industry in which the borrower conducts its business; or (3) adverse developments that affect the borrower's business uniquely. Such deterioration causes a higher risk of default on interest and principal payments, and likely would cause the Fund's Tax Exempt Obligations to decline in value. Although many of the Tax Exempt Obligations held by the Fund are insured or credit enhanced, some factors may impact the insurers or agencies associated with the Fund's holdings and could cause a downgrade in the credit ratings of these bonds and a decline in their value.

         JUNK BOND RISK. The Fund may invest in bonds rated in the fourth highest rating category ("Baa" by Moody's or "BBB-" by Standard & Poor's). Bonds in this category, although rated investment grade, have speculative characteristics.

         Also, the Fund may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (junk bonds). Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. Standard & Poor's regards these bonds as having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's characterizes the assurance of interest and principal payments on these bonds over any extended period of time as small. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories ("Ba" or "B" by Moody's or "BB" or "B" by Standard & Poor's).

         GEOGRAPHIC CONCENTRATION RISK. The Fund normally will invest significant portions of its assets in several specific geographic areas. Political, legislative, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund's performance, because the Fund's investments primarily will be made in those geographic territories.

         INDUSTRY CONCENTRATION. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in Tax Exempt Obligations payable from the revenues of any single industry. However, when the Advisor is unable to find a sufficient supply of other appropriate Tax Exempt Obligations, it may invest more than 25% of the Fund's assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund's market risk or credit risk, or both.

         TAX RISK. The Fund may invest up to 20% of its total assets in Tax Exempt Obligations that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

         As discussed above, the Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Tax Code or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). This would reduce the value of the bonds, subjecting shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value.

         Changes to the Tax Code or to applicable Wisconsin laws that eliminate or restrict the availability of double tax-exempt treatment on the income earned on Tax Exempt Obligations would have an adverse effect on the Fund. In addition, changes to the Tax Code or to applicable state laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for Tax Exempt Obligations and thus the value of the Fund.

WHO SHOULD INVEST IN THE FUND

         The Wisconsin Tax-Exempt Fund is designed for long term investors who seek a high level of current income that is exempt from both federal and Wisconsin income tax, and who prefer to invest primarily in municipalities and projects located in the State of Wisconsin.

PERFORMANCE INFORMATION

         PAST PERFORMANCE. The bar chart and tables below provide you with information about the Fund's performance. You should bear in mind that past performance is not an indication of future results.

         The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the calendar years indicated. The chart does not reflect front end sales loads that you pay when you buy Class A shares of the Fund. If the chart reflected those sales loads, the returns shown would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURN

                                  [BAR CHART]

  16.32%    3.25%    8.69%     5.35%    (3.75)%     9.74%     4.56%     9.26%
--------------------------------------------------------------------------------
  1995      1996     1997      1998      1999       2000      2001      2002

            -------------------------------------------------------
           |HIGHEST QUARTERLY RETURN:     LOWEST QUARTERLY RETURN: |
           |7.33%, 1st Quarter 1995       (2.03)%, 4th Quarter 1999|
            -------------------------------------------------------

         The tables below compare the average annual returns and yield on Class A shares of the Fund with those of a broad measure of market performance over the periods indicated. No information is included for Class B or C shares because these shares were first offered in January 2003. The returns presented for the Fund reflect the effects of the maximum applicable sales charge. No comparable reduction has been made in the returns presented for the Index. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)   ONE YEAR   FIVE YEARS   SINCE INCEPTION (6/13/94)
----------------------------------------    --------   ----------   -------------------------
CLASS A
Return Before Taxes                           5.43%       4.17%               4.82%
Return After Taxes on Distributions           5.43%       4.17%               4.82%
Return After Taxes on                         4.88%       4.18%               4.77%
Distributions and Sale of Fund Shares
---------------------------------------------------------------------------------------------
Lehman 20-Year Municipal Bond Index*         10.03%       6.27%               7.47%
(reflects no deduction for fees,
expenses or taxes)

-----------------------

* The Lehman 20-Year Municipal Bond Index is a broad based index containing over 4,000 issues with maturities ranging from two to 30 years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."

         FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction fees), and you also pay the operating costs of the fund (annual fund operating expenses).

         When you purchase or exchange shares of a mutual fund, shareholder transaction fees reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction fees reduce the amount of the sale proceeds that the fund returns to you.

         Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

         The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES                                                CLASS A      CLASS B      CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                        SHARES       SHARES       SHARES
-----------------------------------------                        ------       ------       ------
Maximum Sales Charge (Load) Imposed on Purchases (as a           3.50%         None         None
percentage of offering price)(1)

Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None         None         None

Contingent Deferred Sales Charge (Load) (as a percentage          None        5.00%        1.00%
of original purchase price or redemption proceeds,
whichever is less)(2)

Redemption Fees ($12.00 for each wire redemption)                 None         None         None

Exchange Fee                                                      None         None         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

                                                                CLASS A      CLASS B      CLASS C
                                                                 SHARES       SHARES       SHARES
                                                                 ------       ------       ------

Management Fees                                                  0.50%        0.50%        0.50%
Distribution and Service (12b-1) Fees                            0.25%        1.00%        1.00%
Other Expenses                                                   0.40%        0.40%        0.40%
                                                                ------       ------       ------
Total Annual Fund Operating Expenses                             1.15%        1.90%        1.90%
Less: Expense Reimbursement(3)                                  (0.15)%      (0.15)%      (0.15)%
                                                                ------       ------       ------
Net Annual Fund Operating Expenses                               1.00%        1.75%        1.75%
                                                                ======       ======       ======

-------------------

(1) You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2) For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

(3) The Advisor has contractually committed to waive fees and/or reimburse expenses for the Fund through April 30, 2004 so that annual operating expenses do not exceed 1.00% of average daily net assets for Class A shares and 1.75% for Class B and Class C shares.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

         o        You invest $10,000 in the Fund for the periods shown;

         o        Your investment has a 5% return each year; and

         o        The Fund's operating expenses remain the same.

         Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

IF YOU SELL YOUR SHARES AT THE           AFTER 1 YEAR      AFTER 3 YEARS       AFTER 5 YEARS       AFTER 10 YEARS
END OF THE PERIOD:                       ------------      -------------       -------------       --------------
Class A                                      $448               $688                $946               $1,684
Class B                                      $678               $882               $1,111              $2,015*
Class C                                      $278               $582               $1,011              $2,207
IF YOU DO NOT SELL YOUR SHARES:
Class B                                      $178               $582               $1,011              $2,015*
Class C                                      $178               $582               $1,011              $2,207

----------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

                 OTHER INVESTMENT STRATEGIES AND CONSIDERATIONS

MORE ABOUT TAX EXEMPT OBLIGATIONS

         Tax Exempt Obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally securities backed by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility, multi-family housing project, a sports stadium or an airport. Revenue bonds may be insured or have some credit support from the relevant agency.

         Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         The Fund also may purchase floating and variable rate demand notes from municipal issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         The yields on Tax Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, Tax Exempt Obligations of longer maturity produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of greater risk as to the payment of principal and interest. While the Fund may invest in securities of any maturity, the weighted average maturity of the Fund's investment portfolio is expected to range between approximately 15 to 25 years.

GEOGRAPHIC CONCENTRATION

         The Fund's practice of concentrating its investments in limited geographic areas exposes it to greater credit risks than a mutual fund that invests in a more geographically diversified portfolio of Tax Exempt Obligations. The value of the Fund's Tax Exempt Obligations is closely tied to local, political and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico, Guam and perhaps the U.S. Virgin Islands. These risks may include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income taxes. The table below demonstrates the geographic concentration of the Fund's assets at December 31, 2002.

GEOGRAPHIC TERRITORY             PERCENT OF TOTAL ASSETS AT DECEMBER 31, 2002(1)
--------------------             -----------------------------------------------
Wisconsin                                            85.9%
Puerto Rico                                           3.6%
Guam                                                  3.5%
Virgin Islands                                        0.2%

-----------------------

(1) The remaining 6.8% of the Fund's assets was invested in Tax Exempt Obligations of housing agencies in various other states, short-term tax-exempt securities and cash equivalents.

         WISCONSIN ECONOMY. Wisconsin's economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has traditionally helped the State's economy to outperform the national economy. The State's annual unemployment rate over the last 10 years has been below the national average. In recent years, the Wisconsin economy, like the rest of the nation, has slowed considerably, with little or no growth in employment, personal income, consumer spending or business investment. As is the case with many states, Wisconsin currently faces a significant budgetary deficit caused by lower than anticipated revenues. The Governor and the legislature are working to balance the budget without raising taxes. It remains to be seen whether that can be accomplished. One additional possibility is that the state will reduce the amount of revenue it allocates to local municipalities. In 2002, a number of national credit rating agencies downgraded the state's bond rating due to declining tax revenues, little or no budgetary reserves and audited general fund deficits. A soft economy coupled with the prospect of lower revenue and assistance for municipalities could impact the value of the Tax Exempt Obligations in the Fund's portfolio.

         For information about the economies of Puerto Rico and Guam, please refer to the section of the Statement of Additional Information captioned "Investment Program - Information About Economies of Puerto Rico and Guam."

POSSIBLE INDUSTRY CONCENTRATION

         The Fund may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), but may not invest more than 25% of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Fund may invest without limitation, in circumstances in which other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Advisor, due to, among other things, the Fund's investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities.

         The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Tax Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration ("FHA") or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

         HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of pubic bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the federal programs, or any legal or administrative determination that the coverage of such federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in federal housing subsidy programs and their administration also could result in a decrease of those subsidies.

         Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations.

         Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospitals and health care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

         Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities.

         A number of addition legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. We are unable to predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Fund.

         UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

MORE ABOUT TOTAL RETURN AND YIELD

         A mutual fund's total return is a measure of its performance based on its historic distributions over a specified period of time, usually one, five and ten years. Total return is the increase or decrease in the redemption value of shares of a mutual fund purchased with a hypothetical initial investment amount, assuming you reinvest all dividends and capital gains distributions. Total return is expressed as a percent change in the redemption value from the beginning to the end of the relevant period.

         The Fund's total return consists of three major components: interest and other income earned on its portfolio securities, realized and unrealized gains and losses on portfolio securities, and operating expenses. The Fund earns interest and other income on Tax Exempt Obligations during the period it holds them, which contributes to total return. The market values of the Fund's Tax Exempt Obligations fluctuate, which causes the total value of the Fund's assets (and thus the net asset value of each of its shares) to increase and decrease from day to day. Finally, the Fund pays its operating expenses out of its assets, which reduces its per share net asset value.

         Yield is a measure of a bond's income performance over a one-month period. This yield is then annualized, which allows an investor to compare a bond's current income with annual interest rates existing at a given time. The Fund calculates a bond's yield by dividing the fixed annual amount of interest paid on the bond by the bond's market price, and expressing the result as a percent. The Fund determines its yield by making the same calculation over its entire investment portfolio.

         A bond's market price generally moves in the opposite direction of interest rates, causing its yield to move in the same direction as interest rates. Interest rate movements typically affect the market prices of longer term bonds greater than bonds with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on the market value of a bond with a principal value of $1,000 and a 7% coupon.

                                         MARKET VALUE IF INTEREST RATES:
                      MATURITY        INCREASE 1%               DECREASE 1%
                      --------        -----------               -----------
Intermediate Bond      5 years           $959                     $1,043
Long-Term Bond        20 years           $901                     $1,116

         These interest rate fluctuations will not affect the income that the Fund earns on Tax Exempt Obligations that have fixed interest rates, but will affect the yield on shares that the Fund subsequently issues. Also, interest rate fluctuations will affect the rate of interest on any variable rate demand notes or other variable rate securities that the Fund holds.

         Duration measures the sensitivity of a bond's market price to a change in interest rates. The market value of a bond with a five-year duration, for example, will change 5% with each 1% change in yield.

         The Advisor will manage the debt securities in the Fund according to its assessment of the interest rate environment. If the Advisor anticipates rising interest rates, it will attempt to shorten the average maturity and duration of the Fund to cushion the effect of falling bond prices. If the Advisor anticipates a decline in interest rates, it will seek to lengthen the Fund's average maturity and duration.

RELIANCE ON THIRD PARTIES

         Like other mutual funds, the Fund relies on third parties to provide various services such as pricing, accounting, transfer agency, legal and operating systems. Errors and omissions by these third party service providers could affect the Fund and its operations.

                                   MANAGEMENT

INVESTMENT ADVISOR

         Ziegler is the investment advisor of the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrator for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of April 1, 2003, Ziegler and its affiliates had approximately $1.9 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

         Ziegler provides the Fund with overall investment advisory and administrative services. For the year ended December 31, 2002, the Fund paid 0.50% of its average net assets in advisory fees to Ziegler.

PORTFOLIO MANAGEMENT

         The Fund is managed by a team of investment professionals with municipal bond experience who are employed by Ziegler. The team jointly develops and implements investment strategies for the Fund.

                                PURCHASING SHARES

GENERAL INFORMATION

         You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

THREE CLASSES OF SHARES

         This prospectus describes three classes of shares: Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

         One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B or Class C shares.

         The following table highlights some of the differences between the three Classes.

        CLASS A SHARES                   CLASS B SHARES                 CLASS C SHARES
        --------------                   --------------                 --------------
Maximum front-end sales charge:     No front-end sales charge     No front-end sales charge
3.50%

No contingent deferred sales        Maximum 5.00% contingent      1.00% contingent deferred
charge                              deferred sales charge         sales charge for redemptions
                                                                  within 18 months after
                                                                  purchase

Lower annual expenses,              Higher annual expenses,       Higher annual expenses,
including the 12b-1 fee (0.25%),    including the 12b-1 fee       including the 12b-1 fee
than Class B or Class C shares      (1.00%), than Class A         (1.00%), than Class A shares
                                    shares

                                    Automatic conversion to       No conversion to Class A shares
                                    Class A shares after eight    meaning that higher annual
                                    years, reducing future        expenses continue as long as
                                    expenses                      you hold your Class C shares

         In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. In addition, Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund, and vice versa. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

MINIMUM PURCHASE AMOUNTS

         The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affect its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                             MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                            INVESTMENT AMOUNT     INVESTMENT AMOUNT(1)
----------------                            -----------------     --------------------
All investors, except special investors          $1,000                  $   50
listed below

Custodial accounts under the Uniform             $  500                  $   25
Gifts/Transfers to Minors Act (see
"Shareholder Services")

Purchases through Systematic Purchase            $  100                  $  100(2)
Plans (see "Shareholder Services -
Systematic Purchase Plan")

---------------------------

(1) There is no minimum additional investment requirement for purchases of shares of the Fund if the purchase is made in connection with: (i) an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2) The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

         FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at the public offering price, which is the per share net asset value plus the applicable front-end sales charge. The maximum front-end sales charge is 3.50% of the public offering price, but the front-end sales charge reduces (ultimately to zero) as the size of your investment increases.

         The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger.

                                    PUBLIC OFFERING    NET AMOUNT    REALLOWANCE
SIZE OF INVESTMENT                       PRICE          INVESTED     TO DEALERS*
------------------                  ---------------    ----------    -----------
Less than $25,000                        3.50%            3.63%         3.00%
$25,000 but less than $50,000            3.00%            3.09%         2.75%
$50,000 but less than $100,000           2.50%            2.56%         2.25%
$100,000 but less than $250,000          2.00%            2.04%         1.75%
$250,000 but less than $500,000          1.50%            1.52%         1.25%
$500,000 but less than $1,000,000        1.00%            1.01%         1.00%

                                    PUBLIC OFFERING    NET AMOUNT    REALLOWANCE
SIZE OF INVESTMENT                       PRICE          INVESTED     TO DEALERS*
------------------                  ---------------    ----------    -----------
$1,000,000 or more                       None             None          None

-----------------------

* Until May 31, 2003 the reallowance paid by Ziegler to Selected Dealers will be equal to the entire front-end sales load it receives on sales of Class A shares of the Fund.

         REDUCED FRONT-END SALES CHARGES. There are several ways you can reduce your sales charge. One is to increase your initial investment to reach a higher discount level. The scale in the table above is applicable to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, or (4) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

         Another way to pay a lower sales charge is for you to add to your investment so that the current offering price value of your shares, plus your new investment, reaches a higher discount level. For example, if the current offering price of the shares you hold in the Fund is $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invest an additional $100,000, your sales charge would be 2.00% on that additional investment. You may aggregate your holdings of shares in the Fund with shares you own in any other North Track mutual funds that have a sales charge in order to determine the break-point at which you may purchase shares in the Fund.

         A third way is for you to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track funds that have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in the statement of intention, we escrow shares valued at 5% of the amount of your intended purchase, and we will redeem those shares to cover the additional sales charge payable if you do not complete the statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by the Fund with respect to shares held in escrow.

         Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for these groups by taking into account the aggregate dollar value of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information is contained in "Purchase of Shares" in the Statement of Additional Information.

         To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for the discount.

         PURCHASES WITHOUT A FRONT-END SALES CHARGE. If you are one of the various types of purchasers described below, you may purchase Class A shares of the Fund at net asset value (that is, without a front-end sales charge).

$1.0 Million Purchases     If you purchase at least $1.0 million of shares, or
                           if your account value at the time of purchase is at least $1.0 million, you may purchase Class A shares at net asset value. If your purchase is made through a Selected Dealer who has executed a dealer agreement with Ziegler, the Distributor may make a payment or payments, out of its own funds, to the Selected
                           Dealer in an amount not to exceed 0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge through a Selected Dealer, and you redeem any of the shares within four months of the date of your purchase, you will be required to pay a contingent deferred sales charge on the redeemed shares in an amount up to 0.75% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Persons Associated         If you are any of the following persons, you may
with North Track and       purchase Class A shares of the Fund at net asset
Its Service Providers      value: a Director or officer of North Track
                           (including purchases jointly with or individually by your spouse and purchases made by your children or grandchildren under age 21); an employee of Ziegler, a Selected Dealer, Geneva Capital Management, Ltd.
                           (sub-advisor to North Track's Managed Growth Fund), and non-employee directors of The Ziegler Companies, Inc. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings and retired employees.

Reinvestments of Dis-      You may purchase Class A shares of the Fund without a
tributions From North      sales charge by reinvesting distributions from any
Track Mutual Funds         North Track mutual fund, or investing distributions
and Other Investment       from various unit investment trusts sponsored by
Vehicles Sponsored by      Ziegler; reinvesting principal or interest payments
Ziegler                    on bonds issued by Ziegler Mortgage Securities, Inc.
                           II; or reinvesting interest payments on bonds underwritten by Ziegler.

Purchases Through          You may purchase Class A shares of the Fund without a
Certain Investment         sales charge through an asset allocation program,
Programs                   wrap fee program or similar program of services
                           offered or administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler.
                           You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services.
                           When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege     If you redeem Class A shares of the Fund, you may
                           reinvest all or part of the redemption proceeds without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. We will reinvest your redemption proceeds on the basis of the net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

Former Shareholders of     Former shareholders of the Free Fund who received
the Heartland              Heartland Wisconsin Tax Class A shares of the Fund in
Wisconsin Tax Free         the transfer of substantially all of the assets of
Fund                       the Heartland Wisconsin Tax Free Fund to the Fund may
                           purchase additional Class A shares of the Fund at net asset value without a front-end sales charge.

PURCHASING CLASS B SHARES

         You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the net asset value at the time of redemption or at the time of your original purchase, whichever is less) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder or for systematic withdrawal plans not to exceed 10% annually.

         CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                         CONTINGENT DEFERRED SALES CHARGE
-------                                         --------------------------------

1 Year or less                                             5.00%
More than 1 Year, but less than 3 Years                    4.00%
3 Years, but less than 4 Years                             3.00%
4 Years, but less than 5 Years                             2.00%
5 Years, but less than 6 Years                             1.00%
6 Years or More(1)                                          None

--------------------------------------------

(1)  Class B shares convert to Class A shares automatically after eight years.

         Selected Dealers who sell Class B shares of the Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

         You may purchase Class C shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in the Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder.

         Selected Dealers who sell Class C shares of the Fund receive a commission from Ziegler in an amount equal to 1.00% of the net asset value of the shares sold.

DISTRIBUTION AND DISTRIBUTION EXPENSES

         In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

         Under the Plan, the Fund assesses a service fee of up to 0.25% of the Fund's average daily net assets for all three Class es of shares. The Distributor uses this shareholder servicing fee as reimbursement for the shareholder services described above. In addition, the Fund assesses a distribution fee of 0.75% of the portion of the Fund's average daily net assets represented by Class B and Class C shares. This distribution is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all the Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result, Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.

         The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor.

METHODS FOR PURCHASING SHARES

         All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you choose to redeem your shares, we may postpone your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier.

This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

         We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. We have authorized those financial services firms to designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time), it will be invested at the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

         The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

        METHOD                    STEPS TO FOLLOW
        ------                    ---------------
BY MAIL                           TO OPEN A NEW ACCOUNT            TO ADD TO AN EXISTING ACCOUNT

Mail to:                          1. Complete the Account          1. Complete the Additional
-------                              Application included             Investment form included
                                     in this prospectus.              with your account
North Track                                                           statement. Alternatively,
c/o PFPC Inc.                                                         you may write a note
P.O. Box 9796                     2. Make your check payable          indicating your account
Providence, RI 02940-9796            to: "North Track."               number.

Overnight Mail to:                   Note: The amount of your
-----------------                    purchase must meet the        2. Make your check payable
North Track                          applicable minimum initial       to "North Track."
c/o PFPC Inc.                        investment account. See
760 Moore Road                       "Purchasing Shares -
King of Prussia, PA 19406-1212       Minimum Purchase Amounts."    3. Mail the Additional
                                                                      Investment Form (or note)
                                  3. Mail the completed Account       and your check.
                                     Application and your check.

AUTOMATICALLY                     TO OPEN A NEW ACCOUNT            TO ADD TO AN EXISTING ACCOUNT

                                  Not Applicable                   USE ONE OF NORTH TRACK'S
                                                                   AUTOMATIC INVESTMENT PROGRAMS.
                                                                   Sign up for these services when
                                                                   you open your account, or call
                                                                   1-800-826-4600 for instructions
                                                                   on how to add them to your
                                                                   existing account.

                                                                   SYSTEMATIC PURCHASE PLAN. Make
                                                                   regular, systematic investments
                                                                   into your North Track account(s)
                                                                   from your bank checking account.
                                                                   See "Shareholder Services -
                                                                   Systematic Purchase Plan."

        METHOD                    STEPS TO FOLLOW
        ------                    ---------------
                                                                   AUTOMATIC DIVIDEND REINVESTMENT.
                                                                   Unless you choose otherwise, all
                                                                   of your dividends and capital
                                                                   gain distributions automatically
                                                                   will be reinvested in additional
                                                                   Fund shares. You also may elect
                                                                   to have your dividends and
                                                                   capital gain distributions auto-
                                                                   matically invested in shares of
                                                                   another North Track mutual fund.

BY TELEPHONE                      TO OPEN A NEW ACCOUNT BY EX-     TO ADD TO AN EXISTING ACCOUNT BY
                                  CHANGE                           EXCHANGE

1-800-826-4600                    Call to establish a new          Add to an account by exchanging
                                  account by exchanging funds      funds from another North Track
                                  from an existing North Track     account. See "Exchanging Shares."
                                  account. See "Exchanging
                                  Shares."

FINANCIAL SERVICES FIRMS          TO OPEN A NEW ACCOUNT            TO ADD TO AN EXISTING ACCOUNT

                                  You may open an account and      You may purchase additional
                                  purchase shares in a Fund        shares in a Fund through a
                                  through a broker-dealer or       broker-dealer or other financial
                                  other financial service firm     services firm that may charge a
                                  that may charge a transaction    transaction fee.
                                  fee.

                                  North Track may accept           North Track may accept requests
                                  requests to purchase shares      to purchase additional shares
                                  into a broker-dealer street      into a broker-dealer street name
                                  name account only from the       account only from the broker-
                                  broker-dealer.                   dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

         You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charges, if any, depending on how long you have held the shares. If your redemption order is received prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

         The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                            STEPS TO FOLLOW
------                            ---------------

BY TELEPHONE                      You may use North Track's Telephone Redemption
                                  Privilege to redeem shares valued at less than
1-800-826-4600                    $50,000, unless you have notified the Transfer
                                  Agent of an address change within the
                                  preceding 30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                  Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Mail to:
--------                             o  A written request for redemption signed
                                        by the registered owner(s) of the
North Track                             shares, exactly as the account is
c/o PFPC Inc.                           registered, together with the
P.O. Box 9796                           shareholder's account number;
Providence, RI 02940-9796
                                     o  The certificates for the shares being
Overnight Mail to:                      redeemed, if any;
------------------
                                     o  Any required signature guarantees (see
North Track                             "Other Information About Redemptions"
c/o PFPC Inc.                           below); and
760 Moore Road
King of Prussia, PA 19406-1212       o  Any additional documents which might be
                                        required for redemptions by
                                        administrators, corporations, executors, trustees, guardians, or other similar entities.

                                  The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption request. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

METHOD                            STEPS TO FOLLOW
------                            ---------------

SYSTEMATIC WITHDRAWAL PLAN        You can set up an automatic systematic
                                  withdrawal plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services -
                                  Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS          You also may redeem shares through broker-
                                  dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                            STEPS TO FOLLOW
------                            ---------------

BY MAIL                           The Transfer Agent mails checks for
                                  redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

         TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as the transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to assure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

         The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

         CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, we have the right to redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

         SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund.

         REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund must redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers securities to you in payment of redemptions, we would value them at the same value assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell those securities.

         MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to the Fund and its shareholders. To discourage such activity, North Track reserves the right to restrict further purchases by a shareholder who it believes is engaged in market timing.

                                EXCHANGING SHARES

GENERAL INFORMATION

         Subject to compliance with applicable minimum investment requirements, you may exchange shares of the Fund for shares of the same class of any other North Track mutual fund. Additionally, Class A, Class B and Class C shares of the Fund or any other North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange, and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. See "Sales Charges Applicable to Exchanges" below. In addition, the Class B or Class C shares of the Fund or any other North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. North Track presently charges no administrative fee for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

         An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES OF CLASS A SHARES

         EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. For example, if you were exchanging shares of the Fund for Class A shares of the S&P 100 Plus Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge applicable to your purchase of the S&P 100 Plus Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge you paid when you purchased your shares of the Wisconsin Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the

Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange. In addition, former Heartland Wisconsin Tax Free Fund shareholders may exchange their Class A shares of the Fund for Class A shares of any other North Track mutual fund without having to pay any additional front-end sales charge.

         EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in the Fund only for shares of the same Class of another North Track mutual fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

         GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege.

         An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12 consecutive month period or who makes more than one exchange during any calendar quarter.

         The following additional rules and requirements apply to all exchanges:

         o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that you may exchange Class A shares of any North Track mutual fund (including the Fund) for Class X shares of the Cash Reserve Fund, and vice versa.

         o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

         o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

         o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

         METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                            STEPS TO FOLLOW
------                            ---------------

BY MAIL                           Mail your exchange order to North Track.

Mail to:                          Please Note: North Track must receive your
-------                           exchange order prior to the close of trading
                                  on the New York Stock Exchange in order to
North Track                       effect an exchange on that business day.
c/o PFPC Inc.
P.O. Box 9796
Providence, RI 02940-9796

Overnight Mail to:
------------------

North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

BY TELEPHONE                      You receive telephone exchange privileges when
                                  you open your account. To decline the
1-800-826-4600                    telephone exchange privilege, you must check
                                  the appropriate box on the Account Application when you open your account.

                                  Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                                  Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS          You may exchange shares through your broker-
                                  dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

         North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

         SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You may implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You may obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price of at least $10,000 in a single North Track mutual fund (including the Fund). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

         REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. We calculate the net asset value per share each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or on any other day when the Exchange is closed. We make the calculation as of 4:00 p.m. Eastern Time.

         In order to calculate the total value of the Fund's Investments on any day, we value those securities on the basis of market quotations or at fair value using methods and guidelines approved by North Track's Board of Directors. Because market quotations generally are not available for Tax Exempt Obligations in which the Fund invests, we generally use fair value methodologies to value the Fund's securities. We normally determine fair values by using valuations furnished by one or more pricing services approved by North Track's Board of Directors. We value debt securities that the Fund purchases with remaining maturities of 60 days or less at the Fund's cost, plus or minus any amortized discount or premium.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         The Fund declares dividends from net investment income daily and pays them monthly. You may elect to take your dividends in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track mutual fund for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

         The Fund declares capital gains distributions, if any, annually and normally pays them within 60 days after the end of the fiscal year.

BUYING A DIVIDEND

         You should bear in mind that if you purchase shares of the Fund just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Fund's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

         Interest that the Fund earns on Tax Exempt Obligations generally is tax-free when we distribute it to you as a dividend. If the Fund earns taxable income from any of its investments, the Fund would distribute that income as a taxable dividend, and you would pay tax on that dividend as ordinary income for federal income tax purposes.

         Interest that the Fund earns on private activity bonds and certain other Tax Exempt Obligations is subject to the federal alternative minimum tax for individuals. If you are subject to the alternative minimum tax, you will be required to report a portion of the Fund's dividends as a "tax preference item" in determining your federal alternative minimum tax. Your liability for a federal alternative minimum tax will depend on your individual tax circumstances. Wisconsin imposes an alternative minimum tax which is based on the federal alternative minimum tax, with certain adjustments.

         If the Fund makes any short-term capital gain distributions, they will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains. If the Fund declares a capital gains distribution in December, but does not make the distribution until January of the following year, you still will be taxed as if the distribution was paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year, showing the source of distributions for the preceding year.

         The foregoing is only a summary of some of the important tax considerations that generally affect the Fund and its shareholders. State and local tax rules differ from the federal tax rules described in the foregoing. You should not view this discussion as a substitute for careful tax planning. We urge you to consult with your tax advisor to fully assess your specific tax situation and the tax consequences of your investment in the Fund.

PRIVACY:  A FUNDAMENTAL CONCERN

         At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

         YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

                  o        Name and address

                  o        Social Security or taxpayer identification number

                  o        Beneficiary information

                  o        Bank account information

                  o        Investments at other institutions

         OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to verify your true identity, complete transactions at your request or service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

         In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

         If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). No financial information exists for Class B or Class C shares because they were first offered in January 2003. The information for the year ended December 31, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                                                                                    CLASS A SHARES
                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------
PER SHARE DATA:                                                  2002        2001        2000        1999        1998
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.94    $   9.91    $   9.45    $  10.27    $  10.21
INCOME FROM INVESTMENT OPERATIONS:
         Net investment income                                      .40         .42         .44         .45         .48
         Net realized and unrealized gains (losses)
         on investments                                             .50         .03         .46        (.82)        .06
                                                               --------    --------    --------    --------    --------
         TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS             .90         .45         .90        (.37)        .54
                                                               --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
         Dividends from net investment income                      (.40)       (.42)       (.44)       (.45)       (.48)
                                                               --------    --------    --------    --------    --------
         TOTAL DISTRIBUTIONS                                       (.40)       (.42)       (.44)       (.45)       (.48)
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                                 $  10.94    $   9.94    $   9.91    $   9.45    $  10.27
                                                               ========    ========    ========    ========    ========
TOTAL RETURN*                                                     9.26%        4.56%       9.74%      (3.75)%      5.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                $145,947    $ 52,945    $ 52,116    $ 52,320    $ 45,693
Ratio of expenses to average net assets                            1.10%*       1.2%        1.1%+       0.9%+       0.6%+
Ratio of net investment income to average net assets               4.03%*       4.1%        4.6%+       4.5%+       4.6%+
Portfolio turnover rate                                            8.02%        6.3%        5.9%       15.2%       12.5%

-------------------------

* The Fund's sales charge is not reflected in total return as set forth in the table.

+ Reflects a voluntary reimbursement of Fund expenses of .04% in 2000, .10% in 1999 and .40% in 1998. Without reimbursement, the ratio of net expenses to average net assets would have been 1.09% in 2000, 1.00% in 1999 and 1.00% in 1998.

         If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

                  NORTH TRACK FUNDS, INC.
                  250 East Wisconsin Avenue
                  Suite 2000
                  Milwaukee, Wisconsin 53202
                  1-800-826-4600

         The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

         To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                            PFPC Inc.
                                          760 Moore Road
250 East Wisconsin Avenue                 King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin  53202               CUSTODIAN

INVESTMENT ADVISOR                        Union Bank of California
                                          475 Sansome Street
B.C. Ziegler and Company                  San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                COUNSEL
Milwaukee, Wisconsin  53202
                                          Quarles & Brady LLP
DISTRIBUTOR                               411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue                 AUDITOR
Suite 2000
Milwaukee, Wisconsin  53202               Deloitte & Touche LLP
                                          180 North Stetson Avenue
ACCOUNTING/PRICING AGENT                  Chicago, Illinois 60601

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

                             NORTH TRACK FUNDS, INC.

                            WISCONSIN TAX-EXEMPT FUND


                     ---------------------------------------

                                   MAY 1, 2003



                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
  DATED MAY 1, 2003
NORTH TRACK FUNDS, INC.
WISCONSIN TAX-EXEMPT FUND
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

         This Statement of Additional Information and the related Prospectus describe the Wisconsin Tax-Exempt Fund (the "Fund"), a mutual fund series of North Track Funds, Inc. ("North Track"). North Track offers other mutual funds by separate prospectuses and statements of additional information.

         You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from Selected Dealers (see the Prospectus dated May 1, 2003 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings defined for them in the Prospectus.

         The financial statements of the Fund are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2002. See "Financial Statements."

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION............................................1
FUND HISTORY AND CAPITAL STOCK.................................................2
INVESTMENT PROGRAM.............................................................3
INVESTMENT RESTRICTIONS.......................................................13
MANAGEMENT OF NORTH TRACK.....................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................27
PURCHASE OF SHARES............................................................28
PERFORMANCE INFORMATION.......................................................30
DETERMINATION OF NET ASSET VALUE PER SHARE....................................36
TAX STATUS....................................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................37
DISTRIBUTION EXPENSES.........................................................38
COUNSEL AND INDEPENDENT AUDITORS..............................................40
FINANCIAL STATEMENTS..........................................................41
APPENDIX A - SECURITIES RATINGS..............................................A-1

                         FUND HISTORY AND CAPITAL STOCK

         North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc. On November 1, 2002, the Fund acquired substantially all of the assets of the Heartland Wisconsin Tax Free Fund, a series of Heartland Group, Inc, in exchange for Class A shares of the Fund pursuant to a tax-free reorganization.

         The authorized common stock of North Track consists of nine billion shares, with a par value of $.001 per share. Shares of North Track are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. All nine North Track mutual funds, including the Fund described in this Statement of Additional Information, are listed below:

INCOME FUNDS                            STOCK FUNDS
------------                            -----------

Wisconsin Tax-Exempt Fund               S&P 100 Plus Fund

Tax-Exempt Fund                         PSE Tech 100 Index Fund

Government Fund                         Dow Jones U.S. Health Care 100 Plus Fund

Cash Reserve Fund (money market)        Dow Jones U.S. Financial 100 Plus Fund

                                        Managed Growth Fund

         Shares of the Fund and the Stock Funds are subdivided into three separate classes; namely, Class A shares (front-end sales load), Class B shares (contingent deferred sales charge) and Class C shares. The Tax-Exempt Fund offers only Class A shares. The Government Fund offers both Class A and Class C shares. Shares of the Cash Reserve Fund also are subdivided into four separate classes; namely, Class X shares, Class B shares and Class C shares (together, "Retail Shares") and Class Y shares ("Institutional Shares").

         Separate classes of shares within a fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

         The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

         Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

         Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that fund) a separate vote of the shares of that fund is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect that fund or class.

         The phrase "majority vote" of the outstanding shares of a class, fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, fund or North Track, as the case may be.

         As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

         The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

INFORMATION ABOUT THE ECONOMIES OF PUERTO RICO AND GUAM

         From time to time the Fund may invest a significant portion of its assets in Tax Exempt Obligations issued by or on behalf of Puerto Rico or Guam or their respective agencies or instrumentalities.

         PUERTO RICO ECONOMY. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse manufacturing base and one of the most dynamic economies in the Caribbean region. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. The estimated composition of Puerto Rico's gross domestic product by sector is 54% for services, 45% for industry and 1% for agriculture. Puerto Rico's unemployment rate (seasonally adjusted) remains relatively high at approximately 10%, and per capita income is less than the U.S. average. Puerto Rican workers are covered by U.S. minimum wage laws. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure.

         Historically, Puerto Rico's economic base was centered around tax advantages offered to U.S. manufacturing firms. However, legislation passed in 1996 significantly reduced those incentives, with a general phase-out by 2006 for corporations with operations on the island. While Puerto Rico may have time to find other sources of economic growth, it is still uncertain what effect the reduction in tax incentives will have on Puerto Rico's economic stability and on the market for its municipal securities.

         Most of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

         GUAM ECONOMY. Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam's economy. The United States recently reduced its military presence in Guam, which has had a negative effect on the local economy. Tourism also has suffered in recent years as a result of natural disasters, political events, terrorist activity and domestic economic difficulties in countries that historically have contributed large numbers of tourists to Guam, particularly Japan. If these negative trends continue and/or other negative developments occur, they could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

         Before investing in the Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, and Chapter 71 of the Wisconsin Statutes, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 4.00% to 7.00%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                           TAX-FREE V. TAXABLE INCOME*

                                                                                        TAX-FREE YIELD
                                                                 ----------------------------------------------------------
              2002 TAXABLE INCOME*                                  4.00%     5.00%     5.50%     6.00%     6.50%     7.00%
-----------------------------------------------                  ----------------------------------------------------------
                                                    MARGINAL
JOINT RETURN:               SINGLE RETURN:            RATE                          EQUIVALENT TAXABLE YIELD
------------                -------------             ----       ----------------------------------------------------------
$0 - $12,000                $0 - $6,000               10.0%         4.44%     5.56%     6.11%     6.67%     7.22%     7.78%
$12,001 - $46,700           $6,001 - $27,950          15.0%         4.71%     5.88%     6.47%     7.06%     7.65%     8.24%
$46,701 - $112,850          $27,951 - $67,700         27.0%         5.48%     6.85%     7.53%     8.22%     8.90%     9.59%
$112,851 - $171,950         $67,701 - $141,250        30.0%         5.71%     7.14%     7.86%     8.57%     9.29%    10.00%
$171,951 - $307,050         $141,251 - $307,050       35.0%         6.15%     7.69%     8.46%     9.23%    10.00%    10.77%
Over $307,050               Over $307,050             38.6%         6.51%     8.14%     8.96%     9.77%    10.59%    11.40%

-------------------------------------

*    Net amount subject to federal income tax after deductions and exemptions

TAX EXEMPT OBLIGATIONS

         As used in this Statement of Additional Information, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and from the Wisconsin personal income tax.

         Obligations of issuers of Tax Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its Tax Exempt Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Fund and the value of securities held by the Fund. In such event, management of each Fund may discontinue the issuance of shares to new investors and may re-evaluate the Fund's investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.

NON-INVESTMENT GRADE BONDS

         The Fund may invest up to 20% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's or S&P or judged by the Advisor to be of comparable quality), provided that the Fund may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.

         The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Board of Directors of the Fund to accurately value the securities, and consequently the investment portfolio. Under such circumstances, the Board's subjective judgment will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market. To the extent such securities are or become "illiquid" in the judgment of the Board of Directors, the Fund's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities. See "Investment Restrictions."

         As noted above, the Fund will not invest in junk bonds that are rated below the sixth rating categories by Moody's or S&P (B for Moody's and for S&P) or judged comparable by the Advisor. Bonds rated in the fifth category (Ba for Moody's and BB for S&P) have less near-term vulnerability to default than other speculative issues; however, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Nonetheless, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the sixth category are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information.

         While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, North Track's Board of Directors and the Advisor continuously monitor the issuers of junk bonds held by the Fund to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

STATE OR MUNICIPAL LEASE OBLIGATIONS

         The Fund may invest in state or municipal leases and participation interests therein. The leases may take the form of a lease, an installment purchase or a conditional sales contract or a participation certificate in any of the above. Such leases may be entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) a provision in the lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         An investment in municipal lease obligations is generally less liquid than an investment in comparable tax-exempt bonds because there is a limited secondary trading market for such obligations. Furthermore, if the lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the lessor, or holder of a participation interest in the lease, is limited solely to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss. Accordingly, municipal lease obligations will be characterized by the Fund as illiquid for purposes of determining whether it complies with its investment limitation with respect to illiquid securities, except where North Track's Board of Directors or a committee delegated by the Board determines such a municipal lease obligation is liquid.

GOVERNMENT SECURITIES

         As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Fund may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation, including obligations of the U.S. government, its agencies or instrumentalities. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

         Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, other obligations are secured by the right of the issuer to borrow from the Treasury or are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, and other obligations are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Advisor is satisfied that the credit risk with respect to the issuer is appropriate for the Fund.

REPURCHASE AGREEMENTS

         The Fund may from time to time enter into repurchase agreements in accordance with the limits set forth in the Prospectus. Repurchase agreements involve the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. The Fund may invest in repurchase agreements of a duration of seven days or less subject to the limits on such investments stated in the Prospectus. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to the limits stated in the Prospectus as well as its investment restriction limiting investment in "illiquid" securities.

         The Fund's custodian will hold the securities underlying any repurchase agreement as collateral or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the custodian so that the total collateral is an amount at least equal to the repurchase price plus accrued interest. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income.

         In determining whether to enter into a repurchase agreement, the Advisor will take into account the creditworthiness of the original seller. In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the collateral during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and
(4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

LENDING OF PORTFOLIO SECURITIES

         In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

         The Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the Fund lends its securities.

         To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase or sell securities in when-issued or delayed delivery transactions. The Fund may not invest more than 5% of its net assets in these instruments. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

         The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund may sell the securities before the settlement date if it is deemed advisable. When payment is made for when-issued securities, the Fund will meet its obligation from its then available cashflow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's obligation). The sale of securities to meet such obligations may involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal income tax and Wisconsin personal income tax.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         If the Fund invests in another investment company, it will incur increased administration and distribution expenses. The Fund's investment restrictions limit such investments. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

         The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open: (1) the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short; and (2) not more than 10% of the Fund's net assets (determined at the time of short sale) may be segregated as collateral for such sales. The Advisor presently intends to make such sales only to defer realization of gain or loss for federal income tax purposes.

TEMPORARY DEFENSIVE POSITIONS

         For temporary or liquidity purposes, the Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund's income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary, defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include

         o Obligations of the U.S. Government, its agencies or instrumentalities

         o Other debt securities rated within one of the two highest rating categories by either Moody's or Standard & Poor's

         o Commercial paper rated in the highest rating category by either Moody's or Standard & Poor's

         o Certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits or at least $100 million

         o  High-grade taxable municipal bonds

         o Repurchase agreements with respect to any of the foregoing instruments

         o  Cash

         While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so. Also, these defensive strategies could hamper the Fund's ability to achieve its investment objective.

DIVERSIFICATION

         The Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

         The Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States or the District of Columbia or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., as the case may be, pledges its full faith and credit to payment of a security, we consider that entity to be the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States or the District of Columbia, or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., are separate from those of the state, territory, District or political subdivision or sovereign nation, and the security is backed only by the assets and revenues of the agency, authority, instrumentality or sovereign nation, such agency, authority, instrumentality or sovereign nation, as the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, territory or District, or a political subdivision or agency, authority or instrumentality thereof or a sovereign nation within the territorial boundaries of the U.S., such as utility revenue bonds, and the full faith and credit of the governmental unit or sovereign nation is not pledged to the payment of principal and interest on the obligation, we deem such enterprise or specific project as the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then we deem such non-governmental user as the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, a sovereign nation located within the U.S. territorial boundaries, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Portfolio exceeds 10% of the value of the Portfolio's total assets, then we consider the guarantee as a separate security and treat it as an issue of the guarantor.

PORTFOLIO TURNOVER

         North Track has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. Although North Track cannot predict its portfolio turnover rates, the Fund's portfolio turnover rate is not expected to exceed 100%. For the years ended December 31, 2002 and 2001, the Fund's turnover rate was 8.0% and 6.3%, respectively.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental investment restrictions and policies which cannot be changed without the approval of a majority of the Fund's outstanding shares. Policies that are not "fundamental policies" may be changed by the Board of Directors without shareholder approval. We will not consider any investment restriction which involves a maximum percentage of securities or assets to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

                  (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

                  (2) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available instruments may be in limited supply, in housing, healthcare and/or utility obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                  (3) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

                  (4) Make loans, except that it may lend its portfolio securities, as permitted under the Investment Company Act of 1940. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

                  (5) Underwrite the securities of other issuers, except where the Fund might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

                  (6) Issue senior securities.

                  (7) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within seven days.

                  (8) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which North Track's Board of Directors may change without shareholder approval, the Fund may not:

                  (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

                  (2) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases, but this shall not prevent the Fund from investing in Tax Exempt Obligations secured by real estate or interests therein or in securities of companies whose business involves the purchase or sale of real estate.

                  (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                  (4) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisor (as defined under the caption "Management of North Track - The Investment Advisor" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

                  (5) Purchase securities on margin (except in connection with its permitted futures and options activities) or effect short sales of securities, except that the Fund may sell securities short where it holds a long position in the same security which equals or exceeds the number of shares sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, more than 10% of the Fund's net assets would be held as collateral for such short positions.

                  (6) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund or more than 5% of the value of the total assets of the Fund would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

                  (7) Engage in futures and options transactions, other than as described in its current Prospectus and Statement of Additional Information.

                            MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

         Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.

         The Directors and Officers of North Track and their principal occupations during the past five years are set forth below as of December 31, 2002. Their titles may have varied during that period. Asterisks indicate those Directors who are "interested persons" (as defined in the 1940 Act) of North Track. As of January 1, 2003, John J. Mulherin, President and Chief Executive Officer was added to the Board of Directors. Mr. Mulherin is an "interested person" of North Track.

                                                    TERM OF                                   NUMBER OF
                                                    OFFICE                                   NORTH TRACK
                                                      AND                                       FUNDS               OTHER
                                  POSITION(S)       LENGTH       PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS(2)
                                   HELD WITH        OF TIME            DURING PAST                BY               HELD BY
NAME, ADDRESS & AGE               NORTH TRACK      SERVED(1)            FIVE YEARS             DIRECTOR            DIRECTOR
-------------------               -----------      ---------            ----------             --------            --------
INDEPENDENT DIRECTORS:
James G. De Jong                 Director        Since 2001     President and Managing            9                None
11000 N. Wyngate Trace                                          Shareholder, O'Neil, Cannon
Mequon, WI 53092                                                & Hollman S.C. (law firm)
D.O.B. 10-18-51                                                 since 1978.

Ralph J. Eckert                  Director        Since 1996     Chairman, Trustmark               9                None
2059 Keystone Ranch Road                                        Insurance Cos. from 1972 to
Dillon, CO 80435                                                1997; Director, Trustmark
D.O.B. 3-12-29                                                  Insurance Cos. from 1970 to
                                                                2000; Trustee of the Board
                                                                of Pensions of the
                                                                Evangelical Lutheran Church
                                                                in America from 1991 to
                                                                1997, and Chairman of the
                                                                Board from 1993 to 1997.

                                                    TERM OF                                   NUMBER OF
                                                    OFFICE                                   NORTH TRACK
                                                      AND                                       FUNDS               OTHER
                                  POSITION(S)       LENGTH       PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS(2)
                                   HELD WITH        OF TIME            DURING PAST                BY               HELD BY
NAME, ADDRESS & AGE               NORTH TRACK      SERVED(1)            FIVE YEARS             DIRECTOR            DIRECTOR
-------------------               -----------      ---------            ----------             --------            --------
Steven P. Kent                   Director        Since 2001     Managing Director in              9                None
8220 Greystone Court                                            Corporate Finance
Burr Ridge, IL 60521                                            Department, Keefe, Bruyette
D.O.B. 8-27-50                                                  & Woods, Incorporated
                                                                (investment banking firm)
                                                                since August 1998; Managing
                                                                Director in Corporate
                                                                Finance Department, Robert
                                                                W. Baird & Co. Incorporated
                                                                from 1983 to 1998.

Marcia L. Wallace                Director        Since 2001     Retired; Senior Vice              9                None
P.O. Box 18089                                                  President in Global Trust
Sarasota, FL 34276                                              Services and Institutional
D.O.B. 12-02-47                                                 Custody, First Chicago
                                                                NBD/Bank One from 1985 to
                                                                1999.

INTERESTED DIRECTORS AND OFFICERS:

Peter D. Ziegler(3)            Chairman          Since 2000     Director, The Ziegler             9                None
4363 Stoney Lane               of the Board                     Companies, Inc. from 1986
Slinger, WI 53086                                               to 2001; Chairman, The
D.O.B. 4-2-49                                                   Ziegler Companies, Inc.
                                                                from 1997 to 2000;
                                                                President and CEO, The
                                                                Ziegler Companies, Inc.
                                                                from 1990 to 2000;
                                                                Director, West Bend Mutual
                                                                Insurance Company since
                                                                1980; West Bend, Wisconsin;
                                                                Director, Trustmark
                                                                Insurance Cos., since 1980;
                                                                Trustee, National YMCA
                                                                Retirement Fund.

John J. Mulherin(4)            Director           Since 2003    President and Chief               9                The EnvestNet
250 E. Wisconsin Ave.                                           Executive Officer, The                             Group, Inc.
Milwaukee, WI 53202                                             Ziegler Companies, Inc.
Birthdate: 5-18-51                                              since February 2000; Chief
                                                                Administrative Officer at
                                                                Villanova Capital (asset
                                                                management group of
                                                                Nationwide Insurance) from
                                                                June 1999 to February 2000;
                                                                President of National
                                                                Financial Correspondent
                                                                Services Company, (a
                                                                clearing subsidiary of
                                                                Fidelity Investments) from
                                                                November 1997 to December
                                                                1998; Chief Operating
                                                                Officer of Fidelity
                                                                Investments Institutional
                                                                Services Company (a mutual
                                                                fund distribution and
                                                                services organization) from
                                                                August 1995 to November
                                                                1997.

                                                    TERM OF                                   NUMBER OF
                                                    OFFICE                                   NORTH TRACK
                                                      AND                                       FUNDS               OTHER
                                  POSITION(S)       LENGTH       PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS(2)
                                   HELD WITH        OF TIME            DURING PAST                BY               HELD BY
NAME, ADDRESS & AGE               NORTH TRACK      SERVED(1)            FIVE YEARS             DIRECTOR            DIRECTOR
-------------------               -----------      ---------            ----------             --------            --------
Robert J. Tuszynski            President         Since 1984     Managing Director,                N/A              N/A
250 E. Wisconsin Ave.                                           Ziegler Investment Group,
Milwaukee, WI 53202                                             B.C. Ziegler and Company
D.O.B. 3-9-59                                                   since 1999; prior thereto,
                                                                Senior Vice President, B.C.
                                                                Ziegler and Company from
                                                                1996 to 1999.

James L. Brendemuehl           Senior Vice       Since 1999     Vice President - Mutual           N/A              N/A
250 E. Wisconsin Ave.          President -                      Funds, B.C. Ziegler and
Milwaukee, WI 53202            Sales                            Company since 1995.
D.O.B. 2-23-46

John H. Lauderdale             Senior Vice       Since 1993     Wholesaler, B.C. Ziegler          N/A              N/A
250 E. Wisconsin Ave.          President-                       and Company since 1991.
Milwaukee, WI 53202            Marketing
D.O.B. 12-15-65

Franklin P. Ciano              Chief Financial   Since 1996     Manager of North Track            N/A              N/A
250 E. Wisconsin Ave.          Officer and                      Operations, B.C. Ziegler
Milwaukee, WI  53202           Treasurer                        and Company since 1996.
D.O.B. 4-26-52

Kathleen Cain                  Secretary         Since 1999     Administrative assistant to       N/A              N/A
250 E. Wisconsin Ave.                                           President of North Track,
Milwaukee, WI 53202                                             B.C. Ziegler and Company,
D.O.B. 11-19-57                                                 since 1999; prior thereto,
                                                                Assistant Secretary/
                                                                Treasurer for Regal Ware,
                                                                Inc. (kitchen items
                                                                manufacturer).

---------------------------

(1) Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorship held in a company with a Class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.

(4) Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is President and Chief Executive Officer of The Ziegler Companies, Inc.

BOARD COMMITTEES

         The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. De Jong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.

         The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met three times during the fiscal year ended December 31, 2002.

         The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund.

         The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended December 31, 2002.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below sets forth the dollar range of shares of the North Track Funds owned by each director as of December 31, 2002 is listed below.

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                             DIRECTOR IN
       NAME OF DIRECTOR                        SECURITIES IN THE FUND                     FAMILY OF INVESTMENT COMPANY
       ----------------                        ----------------------                     ----------------------------
James G. DeJong                 $1-$10,000 (S&P 100 Plus)                                       $10,001-$50,000
                                $1-$10,000  (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                             DIRECTOR IN
       NAME OF DIRECTOR                        SECURITIES IN THE FUND                     FAMILY OF INVESTMENT COMPANY
       ----------------                        ----------------------                     ----------------------------
Ralph J. Eckert                 $10,001-$50,000 (S&P 100 Plus)                                   Over $100,000
                                $10,001-$50,000 (PSE Tech 100 Index)
                                None (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $10,001-$50,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                $10,001-$50,000 (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

Steven P. Kent                  None (S&P 100 Plus)                                                $1-$10,000
                                $1-$10,000 (PSE Tech 100 Index)
                                None (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

Marcia L. Wallace               None (S&P 100 Plus)                                            $10,001 - $50,000
                                None (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $1-$10,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

Peter D. Ziegler                Over $100,000 (S&P 100 Plus)                                     Over $100,000
                                Over $100,000 (PSE Tech 100 Index)
                                $1-$10,000 (Dow Jones U.S. Health Care 100 Plus)
                                None (Dow Jones U.S. Financial 100 Plus)
                                $50,001-$100,000 (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                None (Cash Reserve)
                                $10,001-$50,000 (Wisconsin Tax-Exempt)

John J. Mulherin                $50,000-$100,000 (S&P 100 Plus)                                  Over $100,000
                                $10,001-$50,000 (PSE Tech 100 Index)
                                $10,001- $50,000 (Dow Jones U.S. Health Care 100
                                Plus)
                                $1-$10,000 (Dow Jones U.S. Financial 100 Plus)
                                None (Managed Growth)
                                None (Tax-Exempt)
                                None (Government)
                                $10,001- $50,000 (Cash Reserve)
                                None (Wisconsin Tax-Exempt)

---------------------------

(1) Mr. Mulherin was appointed to the Board as of January 1, 2003. Mr. Mulherin will not receive compensation as a director of North Track because he is an officer and director of Ziegler

         No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2002, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.

DIRECTOR COMPENSATION

         North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.

         The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2002.

                                                                    PENSION OR                          TOTAL COMPENSATION
                                                                    RETIREMENT                           FROM NORTH TRACK
    NAME OF PERSON AND                                           BENEFITS ACCRUED    ESTIMATED ANNUAL    FUND COMPLEX (10
       POSITION WITH                 COMPENSATION FROM           AS PART OF NORTH      BENEFITS UPON      FUNDS) PAID TO
        NORTH TRACK                NORTH TRACK (BY FUND)          TRACK EXPENSES        RETIREMENT           DIRECTORS
        -----------                ---------------------          --------------        ----------           ---------
James G. De Jong             $  621.07 (Tax-Exempt)                     -0-                 -0-              $17,500
                             $  538.61 (Government)
                             $4,094.04 S&P 100 Plus)
                             $6,355.72 (PSE Tech 100 Index)
                             $  521.81 (Managed Growth)
                             $  360.27 (Dow Jones U.S.
                                       Health Care 100 Plus)
                             $  286.58 (Dow Jones U.S.
                                       Financial 100 Plus)
                             $3,562.08 (Cash Reserve)
                             $  942.59 (Wisconsin Tax-Exempt)
                             $  217.23 (Achievers)

Ralph J. Eckert              $  621.07 (Tax-Exempt)                     -0-                 -0-              $17,500
                             $  538.61 (Government)
                             $4,094.04 S&P 100 Plus)
                             $6,355.72 (PSE Tech 100 Index)
                             $  521.81 (Managed Growth)
                             $  360.27 (Dow Jones U.S.
                                       Health Care 100 Plus)
                             $  286.58 (Dow Jones U.S.
                                       Financial 100 Plus)
                             $3,562.08 (Cash Reserve)
                             $  942.59 (Wisconsin Tax-
                                       Exempt)
                             $  217.23 (Achievers)

Steven P. Kent               $  621.07 (Tax-Exempt)                     -0-                 -0-              $17,500
                             $  538.61 (Government)
                             $4,094.04 S&P 100 Plus)
                             $6,355.72 (PSE Tech 100 Index)
                             $  521.81 (Managed Growth)
                             $  360.27 (Dow Jones U.S.
                                       Health Care 100 Plus)
                             $  286.58 (Dow Jones U.S.
                                       Financial 100 Plus)
                             $3,562.08 (Cash Reserve)
                             $  942.59 (Wisconsin Tax-
                                       Exempt)
                             $  217.23 (Achievers)

                                                                    PENSION OR                          TOTAL COMPENSATION
                                                                    RETIREMENT                           FROM NORTH TRACK
    NAME OF PERSON AND                                           BENEFITS ACCRUED    ESTIMATED ANNUAL    FUND COMPLEX (10
       POSITION WITH                 COMPENSATION FROM           AS PART OF NORTH      BENEFITS UPON      FUNDS) PAID TO
        NORTH TRACK                NORTH TRACK (BY FUND)          TRACK EXPENSES        RETIREMENT           DIRECTORS
        -----------                ---------------------          --------------        ----------           ---------
Marcia L. Wallace            $  621.07 (Tax-Exempt)                     -0-                 -0-              $17,500
                             $  538.61 (Government)
                             $4,094.04 S&P 100 Plus)
                             $6,355.72 (PSE Tech 100 Index)
                             $  521.81 (Managed Growth)
                             $  360.27 (Dow Jones U.S.
                                       Health Care 100 Plus)
                             $  286.58 (Dow Jones U.S.
                                       Financial 100 Plus)
                             $3,562.08 (Cash Reserve)
                             $  942.59 (Wisconsin Tax-
                                       Exempt)
                             $  217.23 (Achievers)

Peter D. Ziegler             $  621.07 (Tax-Exempt)                     -0-                 -0-              $17,500
                             $  538.61 (Government)
                             $4,094.04 S&P 100 Plus)
                             $6,355.72 (PSE Tech 100 Index)
                             $  521.81 (Managed Growth)
                             $  360.27 (Dow Jones U.S.
                                       Health Care 100 Plus)
                             $  286.58 (Dow Jones U.S.
                                       Financial 100 Plus)
                             $3,562.08 (Cash Reserve)
                             $  942.59 (Wisconsin Tax-
                                       Exempt)
                             $  217.23 (Achievers)

John J. Mulherin(1)                         -0-                         -0-                 -0-                 -0-

---------------------------

(1) Mr. Mulherin was appointed to the Board as of January 1, 2003. Mr. Mulherin does not receive compensation as a director of North Track because he is an officer and director of Ziegler.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

         Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

ELIMINATION OF SALES LOAD FOR AFFILIATES

         Class A shares of the Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

         Under the terms of an Investment Advisory Agreement, Ziegler provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

         The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows: 0.50% of the first $250 million of the Fund's average daily net assets; and 0.40% on the Fund's average daily net assets in excess of $250 million.

         During the past three fiscal years, the Fund paid the investment advisory fees set forth in the table below.

                       GROSS AMOUNT                       AMOUNT OF EXPENSES
YEAR                  OF ADVISORY FEE                 REIMBURSED AND FEES WAIVED
----                  ---------------                 --------------------------
2002                      $345,548                                 $0
2001                      $260,458                                 $0
2000                      $252,982                               $19,667

         In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2002 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler in light of the fact that the advisory fees and performance of the Fund were comparable to those of other similar funds, the experience and resources of the Advisor and the lack of clearly superior alternatives.

ACCOUNTING/PRICING SERVICES

         Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is 0.05% of the Fund's assets of less than $100 million, 0.03% of the Fund's assets of $100 million or more but less than $200 million, and 0.01% of the Fund's assets of $200 million to $500 million, with a minimum fee of $13,000 per year, plus expenses. There is no additional charge for assets over $500 million.

         The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

         For the past three years, the fees that the Fund paid to Ziegler for accounting/ pricing services were as follows: 2002 - $36,449; 2001 - $23,485; and 2000 - $25,207.

ADMINISTRATIVE SERVICES

         Ziegler also provides certain administrative services to North Track and the Fund, including the following:

         o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

         o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

         o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and the Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and the Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

         o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

         o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

         o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

         o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

         o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

         o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and the Fund and to the extent necessary to comply with new legal or regulatory requirements;

         o Respond to surveys conducted by third parties and report the Fund's performance and other portfolio information;

         o File claims, monitor Class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to the Fund;

         o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

         o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

         o Maintain and pay membership fees associated with North Track's membership in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

         Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each of the Funds from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to the Fund at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

CUSTODIAN SERVICES

         Union Bank of California serves as the Custodian of the Fund's assets pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

         PFPC Inc. provides transfer agent and dividend disbursing services to the Fund.

OTHER SERVICES

         In addition to the foregoing, Ziegler also serves as the principal Distributor of the Fund's shares and receives commissions on sales of Fund shares. See "Purchase of Shares." Ziegler also receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

         For the past three fiscal years, the Rule 12b-1 fees that the Fund paid to Ziegler, and the sales commissions earned by Ziegler on sales of shares of the Fund, are reflected in the table below.

                                          AGGREGATE              COMMISSIONS
YEAR             RULE 12b-1 FEES      SALES COMMISSIONS      RETAINED BY ZIEGLER
----             ---------------      -----------------      -------------------
2002                 $75,072               $207,676               $110,636
2001                 $70,586               $118,996                $60,944
2000                 $61,478               $65,314                 $38,351

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         No person controls North Track or the Fund.

         As of March 31, 2003, no person was known to North Track to hold of record or beneficially more than 5% of the outstanding shares of North Track or of the Fund or of any Class of shares of the Fund, except as reflected in the table below:

                                              PERCENTAGE OF      PERCENTAGE OF
HOLDER                            CLASS        CLASS OWNED         FUND OWNED
------                            -----        -----------         ----------

Pershing LLC                        B            10.79%                *
FBO Account #0002228633
P.O. Box 2052
Jersey City, NJ  07303-9998
(record holder)

Pershing LLC                        B             5.41%                *
FBO Account #0002219277
P.O. Box 2052
Jersey City, NJ  07303-9998
(record holder)

US Clearing Corp.                   B             5.38%                *
FBO 149-24096-18
26 Broadway
New York, NY  10004-1798
(record holder)

Marjorie Ann Latinovich TTEE        B             5.38%                *
Marjorie Ann Latinovich
  Revocable Trust
U/A 1/22/96
8682 Westlake Drive
Greendale, WI  53129
(beneficial holder)

-----------------------

*    Less than 0.01%.

                               PURCHASE OF SHARES

         As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days' notice and will automatically terminate if assigned.

CLASS A SHARES

         The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 3.50% of the offering price.

         Class A shares of the Fund may be purchased by certain Class es of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these Class es of persons.

         Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of the Fund at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the Fund; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

         The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The maximum contingent deferred sales charge is 5.00%. The Class B shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

         The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

         The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                                  SELECTED DEALER REALLOWANCE*
------------------                                  ---------------------------
Less than $25,000                                               3.00%
$25,000 but less than $50,000                                   2.75%
$50,000 but less than $100,000                                  2.25%
$100,000 but less than $250,000                                 1.75%
$250,000 but less than $500,000                                 1.25%
$500,000 but less than $1,000,000                               1.00%
$1,000,000 or more                                               None

--------------------

* Until May 31, 2003, the reallowance paid by the Distributor to Selected Dealers will be equal to the entire front-end sales load it receives on sales of Class A shares of the Fund.


         In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

         The Distributor may pay, out of its own funds, to Selected Dealers up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of Class A shares are purchased without a front-end sales charge.

         The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Fund in an amount equal to 4.00% of the net asset value of the shares sold.

         The Distributor will pay a commission to Selected Dealers who sell Class C shares of the Fund in an amount equal to 1.00% of the net asset value of the shares sold.

                             PERFORMANCE INFORMATION

         From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Fund also may advertise its "tax equivalent yield," which is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund which is not tax-exempt.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)(N) = ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

         The average annual total returns for the Class A shares of the Fund for the 1- and 5- year periods ended December 31, 2002, and for the period from commencement of the Fund's operations on June 13, 1994 through December 31, 2002, are set forth in the table below. The total returns for the Fund have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Funds from 4.50% to 3.50% of the public offering price.

CLASS A SHARES
--------------

                                                SINCE COMMENCEMENT
             1 YEAR          5 YEARS          OF OPERATIONS (6/13/94)
             ------          -------          -----------------------
              5.43%           4.17%                    4.82%

         The average annual total returns for the Class B shares and Class C shares of the Fund are not included because these Class es were first offered in January 2003.

         For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the periods a Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1+T)(n) = ATV(D)

         Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return (after taxes on
                           distributions).
         n        =        average number of years
         ATV(D)   =        ending value of a hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10- year periods
                           (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

         The average annual total returns after taxes on distributions for Class A shares of the Fund for the 1- and 5-year periods ended December 31, 2002, and for the period from commencement of operations on June 13, 1994 through December 31, 2002, are set forth in the table below:

CLASS A SHARES
--------------

                                               SINCE COMMENCEMENT OF
              1 YEAR          5 YEARS           OPERATIONS (6/13/94)
              ------          -------           --------------------
               5.43%           4.17%                   4.82%

         The average annual total returns after taxes on distributions for the Class B and Class C shares of the Fund are not included because these Classes were first offered in January 2003.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or so much thereof as the Fund has been in existence) that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1+T)(n) = ATV(DR)

         Where:

         P                 =        a hypothetical initial payment of $1,000
         T                 =        average annual total return (after taxes on
                                    distributions and redemption).
         n                 =        number of years ending value of a
         ATV(DR)                    hypothetical $1,000 payment made at the
                                    beginning of the 1-, 5-, or 10- year periods
                                    (or fractional portion), after taxes on fund distributions and redemption

         The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

         If the Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

         The average annual total return after taxes on distributions and redemption of shares for Class A shares of the Fund for the 1- and 5-year periods ended June 30, 2002 and for the period from commencement of the Fund's operation on June 13, 1994 through December 31, 2002, are set forth in the table below.

CLASS A SHARES
--------------

                                                 SINCE COMMENCEMENT OF
                1 YEAR          5 YEARS           OPERATIONS (6/13/94)
                ------          -------           --------------------
                 4.88%           4.18%                   4.77%

         The average annual total return after taxes on distributions and redemption of shares for the Class B shares and Class C shares of the Fund are not included because these Class es were first offered in January 2003.

YIELD

         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                          [( a-b  )(6)]
                                YIELD = 2 [( ---+1) -1]
                                          [(  cd  )   ]

Where:

         a =      dividends and interest earned during the period.
         b =      expenses accrued for the period (net of reimbursements).
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period.

         The yield for the Fund for the month ended December 31, 2002 was 3.50%. When advertising yield, a Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

         A tax-equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Fund (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion of the yield of the Fund that is not tax-exempt.

         The tax-equivalent yield, assuming a 42.74% marginal combined federal and Wisconsin income tax rate, for the month ended December 31, 2002 was 6.11% for the Fund.

         Performance information for the Funds may be compared to various unmanaged indices, such as the S&P 500 Stock Index, the S&P 100 Index, the S&P MidCap 400 Stock Index or the Russell Midcap Index, as well as indices of similar mutual funds. A Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

         An illustration may be used comparing the growth in value of an initial investment in a Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

PORTFOLIO RATINGS

         The Fund may obtain and use a rating from a nationally recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which the Fund's expenses or portfolio asset sales for less than the Fund's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares are sold at their net asset value per share plus any applicable sales charge. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The Fund calculates its net asset value per share as of 4:00 p.m. New York time at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the New York Stock Exchange (the "Exchange") (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or on any other day when the Exchange is closed.

         Tax Exempt Obligations in which the Fund invests are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

         Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange.

                                   TAX STATUS

         Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including realized gains on the sale of securities in addition to interest, dividend and other income), and is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. The Fund also is subject to a limitation that, at the end of each fiscal quarter, at least 50% of its assets must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies and other securities; provided that, with respect to such other securities, no more than 5% of the Fund's assets may be invested in the securities of any one issuer or may include securities that represent more than 10% of the outstanding voting securities of any one issuer. Finally, the Fund may not invest more than 25% of its total assets in securities of any one issuer, or in two or more affiliated issuers which are in the same or similar trades or businesses, excluding Government securities and securities of other regulated investment companies.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 30% backup Federal withholding tax if the Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Agent with such number and the required certifications by completing and sending the Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing the Fund's shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

         Allocation of transactions, including their frequency, to various brokers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or an affiliate is utilized as a broker for portfolio trades, and other clients of the Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by them to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

                              DISTRIBUTION EXPENSES

         North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

         The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Fund's shares (such as sale or placement of the Fund's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by the Fund, up to a limit of 0.25% of the average net assets of the Fund. The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

CLASS A SHARES

         The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

         The maximum amount of fees payable under the Plan during any calendar year by the Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

         The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

         The Plan states that if and to the extent that any of the payments by the Fund listed below are considered to be "primarily intended to result in the sale of shares" of the Fund within the meaning of the Rule, such payments by the Fund are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

         The Plan also states that it is recognized that the costs of distribution of the Fund's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by the Fund to Ziegler. If and to the extent that any investment advisory fees paid by the Fund might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

         Under the Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing the Fund's shares or providing administrative assistance to the Fund or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

         The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

         The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of the Portfolio. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

                        COUNSEL AND INDEPENDENT AUDITORS

         The audited financial statements and financial highlights of the Fund for the year ended December 31, 2002, which are incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. The financial highlights of the Fund for periods prior to the year ended December 31, 2002, which are incorporated by reference into the Prospectus and this Statement of Additional Information, were audited by Arthur Andersen LLP which has ceased operations. North Track has not obtained the consent of Arthur Andersen LLP to use or incorporate by reference its report on such financial highlights. As a result, shareholders of the Fund may not sue Arthur Andersen LLP under Section 11 of the Securities Act of 1933.

         Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              FINANCIAL STATEMENTS

         The following audited financial statements and related notes for the Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the Fund's 2002 Annual Report to
Shareholders:

         1.       Schedule of Investments of the Fund as of December 31, 2002.

         2. Statement of Assets and Liabilities of the Fund dated December 31, 2002.

         3. Statement of Operations of the Fund for the year ended December 31, 2002.

         4. Statements of Changes in Net Assets of the Fund for the years ended December 31, 2002 and December 31, 2001.

         5.       Notes to Financial Statements.

         Copies of the Fund's 2002 Annual Report to Shareholders may be obtained free of charge by writing to North Track Funds, Inc., 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.

                                   APPENDIX A
                               SECURITIES RATINGS

         As set forth in the Prospectus under the caption "Investment Program," generally, the Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by Moody's or S&P. The following is a brief description of the rating systems used by these organizations.

FIXED INCOME SECURITIES

Standard & Poor's Ratings Services.

         An S&P debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation; and

         III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         S&P's six highest rating categories are as follows:

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's Investors Service, Inc.

         The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's six highest rating categories are as follows:

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this Class.

         B. Bonds which are B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

General

         S&P ratings, other than "AAA", may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

         Moody's security rating symbols may contain numerical modifiers to the "Aa" through "B" rating Class ification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

           MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

           MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           MIG 4.          This designation denotes adequate quality.
                           Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

           SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

           SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

         o Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

         The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

NORTH TRACK FUNDS, INC.                   TRANSFER AND DIVIDEND DISBURSING AGENT

1-800-826-4600                            PFPC Inc.
                                          760 Moore Road
250 East Wisconsin Avenue                 King of Prussia, Pennsylvania 19406
Suite 2000
Milwaukee, Wisconsin  53202               CUSTODIAN

INVESTMENT ADVISOR                        Union Bank of California
                                          475 Sansome Street
B.C. Ziegler and Company                  San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                                LEGAL COUNSEL
Milwaukee, Wisconsin  53202
                                          Quarles & Brady LLP
DISTRIBUTOR                               411 East Wisconsin Avenue
                                          Milwaukee, Wisconsin  53202
B.C. Ziegler and Company
250 East Wisconsin Avenue                 AUDITOR
Suite 2000
Milwaukee, Wisconsin  53202               Deloitte & Touche LLP
                                          180 North Stetson Avenue
ACCOUNTING/PRICING AGENT                  Chicago, Illinois 60601

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

                             NORTH TRACK FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

         See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or under Common Control with the Fund

         Not applicable.

Item 25. Indemnification

         Reference is made to Article IX of North Track's Bylaws filed as Exhibit No. (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

         Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

         (b)      The Corporation shall not indemnify any person unless:

                  (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                  (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

         Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                  (1) Such person shall provide adequate security for his undertaking;

                  (2) The Corporation shall be insured against losses arising by reason of such advance; or

                  (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

         (a)      B.C. Ziegler and Company

                  B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of March 31, 2003 together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                            POSITION WITH
NAME                        B.C. ZIEGLER AND COMPANY(1)             OTHER AFFILIATIONS(2)
----                        ---------------------------             ---------------------
John J. Mulherin            Director, President and Chief
                            Executive Officer

Gary P. Engle               Senior Vice President

S. Charles O'Meara          Senior Vice President, General
                            Counsel, Secretary and Director

Donald A. Carlson, Jr.      Senior Managing Director,
                            Ziegler Capital Markets Group

Robert J. Tuszynski         Senior Managing Director,               President and Chief
                            Ziegler Investment Services             Executive Officer of
                            Group                                   North Track Funds, Inc.

John Todd                   Managing Director, Ziegler
                            Wealth Management Group

T.R. Paprocki               Chief Operating Officer,
                            Ziegler Capital Markets

J.C. Vredenbregt            Group Senior Vice President,
                            Director Chief Financial Officer,
                            Treasurer and Controller

Brian K. Andrew             Senior Managing Director and Chief
                            Investment Officer

-----------------------------

(1) B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.

(2) Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

         (b)      Geneva Capital Management Ltd.

                  Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund, a series of North Track Funds, Inc. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of March 31, 2003, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                             POSITION WITH GENEVA        OTHER AFFILIATIONS
----                             --------------------        ------------------

William A. Priebe              Co-President and Director            None
Amy S. Croen                   Co-President and Director            None
John J. O'Hare II              Executive Vice President             None
William F. Schneider, M.D.     Director                             None

Item 27. Principal Underwriters


         (a)                                OTHER INVESTMENT COMPANIES FOR WHICH
                                              UNDERWRITER ACTS AS UNDERWRITER,
                  UNDERWRITER                 DEPOSITOR OR INVESTMENT ADVISOR
                  -----------                 -------------------------------

                  B.C. Ziegler and          An underwriter for all of the
                  Company                   mutual fund series of North Track;
                                            American Tax-Exempt Bond Trust,
                                            Series 1 (and subsequent series);
                                            Ziegler U.S. Government Securities
                                            Trust, Series 1 (and subsequent
                                            series); American Income Trust,
                                            Series 1 (and subsequent series);
                                            Ziegler Money Market Trust; The
                                            Insured American Tax-Exempt Bond
                                            Trust, Series 1 (and subsequent
                                            series).

         (b) A list of the officers and directors of B.C. Ziegler and Company as of December 31, 2002, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

         (c)      Not applicable.

Item 28. Location of Accounts and Records

         (a) B.C. Ziegler and Company 215 North Main Street West Bend, Wisconsin 53095

                  General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

         (b)      Geneva Capital Management, Ltd.
                  250 East Wisconsin Avenue
                  Suite 1050
                  Milwaukee, Wisconsin  53202

                  Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b), and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on this 30th day of April, 2003.

                                      NORTH TRACK FUNDS, INC.


                                      By: /S/ ROBERT J. TUSZYNSKI
                                          --------------------------------------
                                          Robert J. Tuszynski, President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed on this 30th day of April, 2003, by the following persons in the capacities indicated.

        SIGNATURE                                     TITLE
        ---------                                     -----

/S/ PETER D. ZIEGLER*                   Director and Chairman of the Board
----------------------
Peter D. Ziegler


/S/ FRANKLIN P. CIANO                   Chief Financial Officer and Treasurer
----------------------                  (Chief Financial and Accounting Officer)
Franklin P. Ciano


/s/ JOHN J. MULHERIN*                   Director
----------------------
John J. Mulherin


/s/ RALPH J. ECKERT*                    Director
----------------------
Ralph J. Eckert


/s/ STEVEN P. KENT*                     Director
----------------------
Steven P. Kent


/s/ JAMES G. DEJONG*                    Director
----------------------
James G. DeJong


/s/ MARCIA L. WALLACE*                  Director
----------------------
Marcia L. Wallace


*By: /S/ ROBERT J. TUSZYNSKI
     -----------------------------
     Robert J. Tuszynski, pursuant
     to Powers of Attorney

                                  EXHIBIT INDEX

                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                           BY REFERENCE FROM:
                                                          -------------------------------------------------
                                                            1933 ACT
                                                          POST-EFFECTIVE
EXHIBIT                                                     AMENDMENT            DATE FILED         FILED
NUMBER                 DESCRIPTION                            NUMBER              WITH SEC         HEREWITH
------                 -----------                            ------              --------         --------
(A)(1)       Amended and Restated Articles of                   38                4/30/97
             Incorporation
(A)(2)       Articles Supplementary filed February              54                3/2/00
             29, 2000
(A)(3)       Articles of Amendment filed March 1,               62                3/1/02
             2001
(A)(4)       Articles Supplementary filed March 5,              62                3/1/02
             2001
(A)(5)       Certificate of Correction to Articles              62                3/1/02
             of Amendment filed March 9, 2001
(A)(6)       Certificate of Correction to Articles              62                3/1/02
             Supplementary filed March 9, 2001
(A)(7)       Articles Supplementary filed May 7, 2002           65               12/30/02
(B)          By-Laws                                            38                4/30/97
(C)          Rule 18f-3 Operating Plan                          54                3/2/00
(D)(1)       Investment Advisory Agreement with B.C.            48                2/12/99
             Ziegler and Company
(D)(2)       Sub-Advisory Agreement with Geneva                 47               12/31/98
             Capital Management
(D)(3)       Schedule reflecting addition of and                60                3/27/01
             fees applicable to Dow Jones U.S.
             Health Care 100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds
(E)(1)       Distribution Agreement                             48                2/12/99
(E)(2)       Amendment No. 1, dated February 29,                54                3/2/00
             2000, to Amended and Restated
             Distribution Agreement
(E)(3)       Form of Selected Dealer Agreement                  48                2/12/99
(E)(4)       Schedule reflecting addition of Dow                60                3/27/01
             Jones U.S. Health Care 100 Plus and Dow
             Jones U.S. Financial 100 Plus Funds
(F)          Not Applicable
(G)(1)       Mutual Fund Custody Agreement with                 62                3/1/02
             Union Bank of California, N.A.
(G)(2)       Agreement for Securities Lending and               62                3/1/02
             Repurchase Agreement Services with
             Union Bank of California, N.A.
(H)(1)       Transfer Agency and Services Agreement             62                3/1/02
             with First Data Investor Services
             Group, Inc. (PFPC Global Fund Services)
(H)(2)       Accounting/Pricing Agreement                       65               12/30/02
(H)(3)       Schedule reflecting addition of and                60                3/27/01
             fees applicable to Dow Jones U.S.
             Health Care 100 Plus and Dow Jones U.S.
             Health Care 100 Plus Funds
(H)(4)       Shareholder Servicing Agreement for                36               12/10/96
             Class X Retail Shares of the Cash
             Reserve Fund
(H)(5)       Administrative Services Agreement for              48                2/12/99
             Cash Reserve Fund
(H)(6)       License Agreement with Pacific Stock               37                2/28/97
             Exchange Incorporated
(H)(7)       First Amendment to License Agreement               62                3/1/02
             with Pacific Exchange Incorporated
(H)(8)       License Agreement with Standard and                51                4/30/99
             Poor's
(H)(9)       Form of License Agreement with Dow Jones           60                3/27/01
(H)(10)      Administration Agreement                           55                5/1/00
(H)(11)      Schedule reflecting addition of and                60                3/27/01
             fees applicable to Dow Jones U.S.
             Health Care 100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds
(H)(12)      Loan Agreement with Union Bank of                  62                3/1/02
             California, N.A.
(H)(13)      Agreement of B.C. Ziegler to                                                              X
             Cap Fund Expenses for One Year
(I)          Opinion of Counsel                                 38                4/30/97
(J)(1)       Consent of Independent Auditors                                                           X
(J)(2)       Consent of Counsel                                                                        X
(K)          Not Applicable
(L)          Not Applicable
(M)(1)       Amended and Restated Distribution Plan             54                3/2/00
             Pursuant to Rule 12b-1, including Form
             of Related Agreement with Selected
             Dealers
(M)(2)       Schedule reflecting addition of and                60                3/27/01
             fees applicable to Dow Jones U.S.
             Health Care 100 Plus and Dow Jones U.S.
             Financial 100 Plus Funds

                                                                    PREVIOUSLY FILED AND INCORPORATED
                                                                           BY REFERENCE FROM:
                                                          -------------------------------------------------
                                                            1933 ACT
                                                          POST-EFFECTIVE
EXHIBIT                                                     AMENDMENT            DATE FILED         FILED
NUMBER                 DESCRIPTION                            NUMBER              WITH SEC         HEREWITH
------                 -----------                            ------              --------         --------
(O)          See Exhibit (C)
(P)          Code of Ethics                                     55                5/1/00












                                        4